[Graphic Appears Here]         PRELIMINARY SAMPLE         [Graphic Appears Here]
                               POPULAR ABS 2005-3



                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

By Loan Type                please use more rows if there are other type of loans
-----------------------------------------------------------------------------------------------------------------------------------
                         No. of Mortgage                      % of Principal  Wt. Avg. Gross           Wt. Avg.  Wt. Avg. Effective
                         Loans              Principal Balance        Balance          Coupon    % ARM      FICO       Combined LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                         2,340       426,991,780.81          65.52           6.746     0.00       647               82.38
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                               54         2,754,125.47           0.42           9.205     0.00       644               83.11
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                             739       141,271,231.35          21.68           6.786   100.00       639               84.67
-----------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                             316        60,430,945.56           9.27           6.517   100.00       643               84.79
-----------------------------------------------------------------------------------------------------------------------------------
5/25 ARM                              95        20,235,146.17           3.11           6.450   100.00       639               83.26
-----------------------------------------------------------------------------------------------------------------------------------
By Loan Type                please use more rows if there are other type of loans
-------------------------------------------------------------------------------------------------------
                                     Wt. Avg.          % Full                      % Owner   % Investor
                         Debt-to-Income Ratio   Documentation    % Refinancing    Occupied   Properties
-------------------------------------------------------------------------------------------------------
Fixed Rate                              41.75           75.01            92.35       96.34         3.61
-------------------------------------------------------------------------------------------------------
Balloon                                 42.08           83.26            85.01      100.00         0.00
-------------------------------------------------------------------------------------------------------
2/28 ARM                                43.37           61.91            74.61       95.47         4.53
-------------------------------------------------------------------------------------------------------
3/27 ARM                                41.84           69.32            84.52       96.84         3.16
-------------------------------------------------------------------------------------------------------
5/25 ARM                                43.01           67.91            88.61       99.49         0.51
-------------------------------------------------------------------------------------------------------

By Original IO Term         please use more rows if there are other type of IO products
-----------------------------------------------------------------------------------------------------------------------------------
                         No. of Mortgage                      % of Principal  Wt. Avg. Gross           Wt. Avg.  Wt. Avg. Effective
                         Loans              Principal Balance        Balance          Coupon    % ARM      FICO       Combined LTV
-----------------------------------------------------------------------------------------------------------------------------------
24 months
-----------------------------------------------------------------------------------------------------------------------------------
36 months                NO IO
-----------------------------------------------------------------------------------------------------------------------------------
60 months
-----------------------------------------------------------------------------------------------------------------------------------
By Original IO Term         please use more rows if there are other type of IO products
-------------------------------------------------------------------------------------------------------
                                     Wt. Avg.          % Full                      % Owner   % Investor
                         Debt-to-Income Ratio   Documentation    % Refinancing    Occupied   Properties
-------------------------------------------------------------------------------------------------------
24 months
-------------------------------------------------------------------------------------------------------
36 months
-------------------------------------------------------------------------------------------------------
60 months
-------------------------------------------------------------------------------------------------------

By Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------------
                         No. of Mortgage                      % of Principal  Wt. Avg. Gross           Wt. Avg.  Wt. Avg. Effective
                         Loans              Principal Balance        Balance          Coupon    % ARM      FICO       Combined LTV
-----------------------------------------------------------------------------------------------------------------------------------
2nd Homes                              2           207,258.08           0.03           8.208     0.00       676               90.00
-----------------------------------------------------------------------------------------------------------------------------------
Investor Properties                  151        23,849,183.33           3.66           7.340    35.28       667               76.95
-----------------------------------------------------------------------------------------------------------------------------------
By Occupancy Status
---------------------------------------------------------------------------------------------------------
                                       Wt. Avg.          % Full                      % Owner   % Investor
                           Debt-to-Income Ratio   Documentation    % Refinancing    Occupied   Properties
---------------------------------------------------------------------------------------------------------
2nd Homes                                 44.48            0.00            46.72        0.00         0.00
---------------------------------------------------------------------------------------------------------
Investor Properties                       40.46           49.15            77.74        0.00       100.00
---------------------------------------------------------------------------------------------------------

By Documentation
-----------------------------------------------------------------------------------------------------------------------------------
                         No. of Mortgage                      % of Principal  Wt. Avg. Gross           Wt. Avg.  Wt. Avg. Effective
                         Loans              Principal Balance        Balance          Coupon    % ARM      FICO       Combined LTV
-----------------------------------------------------------------------------------------------------------------------------------
Limited Doc                           24         5,908,359.06           0.91           6.544    35.60       647               78.92
-----------------------------------------------------------------------------------------------------------------------------------
Stated Doc                           806       180,105,067.51          27.64           6.791    42.61       657               79.13
-----------------------------------------------------------------------------------------------------------------------------------
No Doc                                 0                 0.00           0.00           0.000     0.00         0                0.00
-----------------------------------------------------------------------------------------------------------------------------------
By Documentation
-------------------------------------------------------------------------------------------------------
                                     Wt. Avg.          % Full                      % Owner   % Investor
                         Debt-to-Income Ratio   Documentation    % Refinancing    Occupied   Properties
-------------------------------------------------------------------------------------------------------
Limited Doc                             34.88            0.00            67.50       96.19         3.81
-------------------------------------------------------------------------------------------------------
Stated Doc                              42.51            0.00            82.48       93.28         6.61
-------------------------------------------------------------------------------------------------------
No Doc                                   0.00            0.00             0.00        0.00         0.00
-------------------------------------------------------------------------------------------------------

Debt-to-Income Ratio Distribution
-----------------------------------------------------------------------------------------------------------------------------------
                         No. of Mortgage                      % of Principal  Wt. Avg. Gross           Wt. Avg.  Wt. Avg. Effective
Range                    Loans              Principal Balance        Balance          Coupon    % ARM      FICO       Combined LTV
-----------------------------------------------------------------------------------------------------------------------------------
<=30                                 419        59,972,756.26           9.20           6.863    25.90       644               82.53
-----------------------------------------------------------------------------------------------------------------------------------
30.01-35.00                          381        63,733,139.42           9.78           6.697    32.81       651               82.78
-----------------------------------------------------------------------------------------------------------------------------------
35.01-40.00                          532        96,041,893.56          14.74           6.731    32.61       644               84.05
-----------------------------------------------------------------------------------------------------------------------------------
40.01-45.00                          758       136,072,950.69          20.88           6.836    34.34       644               83.09
-----------------------------------------------------------------------------------------------------------------------------------
45.01-50.00                        1,148       232,461,150.91          35.67           6.676    36.44       645               82.84
-----------------------------------------------------------------------------------------------------------------------------------
50.01-55.00                          287        59,121,903.26           9.07           6.673    34.35       641               84.02
-----------------------------------------------------------------------------------------------------------------------------------
55.01-60.00                           17         3,554,432.92           0.55           6.558    48.24       642               83.10
-----------------------------------------------------------------------------------------------------------------------------------
>60.00                                 2           725,002.34           0.11           5.633   100.00       642               71.71
-----------------------------------------------------------------------------------------------------------------------------------
Debt-to-Income Ratio Distribution
-----------------------------------------------------------------------------------------------------------
                                         Wt. Avg.          % Full                      % Owner   % Investor
Range                        Debt-to-Income Ratio   Documentation    % Refinancing    Occupied   Properties
-----------------------------------------------------------------------------------------------------------
<=30                                        24.62           77.93            88.74       94.40         5.60
-----------------------------------------------------------------------------------------------------------
30.01-35.00                                 32.76           75.18            87.69       94.27         5.73
-----------------------------------------------------------------------------------------------------------
35.01-40.00                                 37.68           72.16            86.62       97.70         2.30
-----------------------------------------------------------------------------------------------------------
40.01-45.00                                 42.62           66.36            86.88       96.70         3.22
-----------------------------------------------------------------------------------------------------------
45.01-50.00                                 47.86           66.62            87.91       96.53         3.43
-----------------------------------------------------------------------------------------------------------
50.01-55.00                                 52.52           90.31            88.26       96.78         3.22
-----------------------------------------------------------------------------------------------------------
55.01-60.00                                 56.99           88.84            92.59       89.16        10.84
-----------------------------------------------------------------------------------------------------------
>60.00                                      67.59            0.00           100.00      100.00         0.00
-----------------------------------------------------------------------------------------------------------

Wt. Avg. DTI = 42.15%

Silent Seconds
-----------------------------------------------------------------------------------------------------------------------------------
                          No. of Mortgage                     % of Principal  Wt. Avg. Gross           Wt. Avg.  Wt. Avg. Effective
                          Loans             Principal Balance        Balance          Coupon    % ARM      FICO       Combined LTV*
-----------------------------------------------------------------------------------------------------------------------------------
Loans with Silent Seconds             181       32,346,932.51         100.00           6.373    30.88       654               79.83
-----------------------------------------------------------------------------------------------------------------------------------
Silent Seconds
--------------------------------------------------------------------------------------------------------
                                      Wt. Avg.          % Full                      % Owner   % Investor
                          Debt-to-Income Ratio   Documentation    % Refinancing    Occupied   Properties
--------------------------------------------------------------------------------------------------------
Loans with Silent Seconds                43.56           74.92            80.05       99.54         0.46
--------------------------------------------------------------------------------------------------------

Effective Combined LTV (taking into account the silent seconds) = 84.04% *Combined LTV not including silent seconds

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.